UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 24, 2007

ARCTIC CAT INC.

   (Exact name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction
of Incorporation)
0-18607		41-1443470
(Commission		(I.R.S. Employer
File Number)		Identification No.)

601 Brooks Avenue South

Thief River Falls, Minnesota		56701
(Address of Principal Executive Offices)		(Zip Code)

(218)-681-8558

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 24, 2007, the registrant issued a press release regarding the registrant’s results of operations for the second quarter ended September 30, 2007.  The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item. 9.01.  Financial Statements and Exhibits.

                (d)  Exhibits.

                                                                                                                                                99.1   Press release issued on October 24, 2007 regarding the Registrant’s results of operations for the second quarter ended September 30, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARCTIC CAT INC.

By:	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore,
Chief Financial Officer

Dated: October 24, 2007

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued on October 24, 2007 regarding the Registrant’s results of operations for the second quarter endedSeptember 30, 2007.